                                                                   Exhibit 10.31

                          CROSSWORLDS SOFTWARE, INC.

                    SEPARATION AGREEMENT AND MUTUAL RELEASE

     This Separation Agreement ("Agreement") is made by and between CrossWorlds Software, Inc., a Delaware corporation (the "Company"), and Mark R. Kent ("Mr. Kent" or "Employee").

     WHEREAS, Mr. Kent is employed by the Company; and

     WHEREAS, the Company and Mr. Kent have mutually agreed to terminate the employment relationship, to release each other from any claims arising from or related to the employment relationship and to enter into a consulting arrangement.

     NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Mr. Kent (collectively referred to as the "Parties") hereby agree as follows:

     1.   Resignation and Termination of Employment.  Mr. Kent and the Company
          -----------------------------------------
acknowledge and agree that Mr. Kent resigned as Chief Financial Officer and Senior Vice President Finance of the Company (and as an officer and/or director of any other entity which may be deemed to be an affiliate of the Company) effective January 25, 2001 (the "Resignation Date") and that Mr. Kent will terminate his employment with the Company effective on March 15, 2001 (the "Termination Date"). For the period from February 1 through the Termination Date, Mr. Kent will be out of the office using his accrued but unused vacation time but will make himself reasonably available during such period to provide transition assistance as requested by the Company.

     2.   Consulting Arrangement.  In consideration for the release of claims
          ----------------------
set forth below and other obligations under this Agreement, and subject to the terms of this Agreement, the Company agrees to retain Mr. Kent as a consultant for the period from March 16, 2001 through July 15, 2001 (the "Consulting Period"), to perform such services as may reasonably be requested in writing by the Company (the "Consulting Arrangement"). The terms of the Consulting Arrangement are more fully described in Exhibit A attached hereto.
                                        ---------

     3.   Employee Benefits.
          -----------------

          (a) Mr. Kent shall continue to receive the Company's life, medical, dental and vision insurance benefits at Company expense until March 31, 2001, which date shall be the "qualifying event" date under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").

          (b) The Company shall reimburse Mr. Kent for all reasonable business expenses incurred by Mr. Kent up until the Termination Date in accordance with Company policy.

     4.   Stock Options.
          -------------

          (a)  Vesting.  Mr. Kent currently holds seven (7) options granted
               -------
under the CrossWorlds Software, Inc. 1997 Stock Plan and the CrossWorlds Software, Inc. 1999 Executive Stock Plan (the "Options"). A detailed listing of the Options is provided in Exhibit B attached hereto. Pursuant to the terms of
                           ---------
the existing stock option agreements (the "Option Agreements") for the Options and the provisions of the stock plan to which the Options are subject, the Options shall continue to vest through the Termination Date. In addition, as described in Exhibit A attached hereto, the Options shall continue to vest
             ---------
during the Consulting Period at the rate of 1/2 the number of shares that would have vested had Mr. Kent remained a full-time employee or consultant of the Company through the end of the Consulting Period. Mr. Kent acknowledges that the vested Options must be exercised within either thirty (30) or ninety (90) days, as indicated in the applicable Option Agreement, after the end of the Consulting Period.

          (b)  Change of Control.  Mr. Kent acknowledges and agrees that
               -----------------
termination of his employment under this Agreement is not in connection with a Change of Control of the Company, as such term is defined in certain documents related to a Change of Control, including without limitation, Mr. Kent's February 2000 Employment Agreement with the Company, and the minutes of the meetings of the Company's Board of Directors held in October 1999 and December 2000 (collectively, the "Change of Control Documents"). Accordingly, in the event there is a Change of Control of the Company following the Resignation Date, Mr. Kent shall not be entitled to any of the benefits described in the Change of Control Documents.

          (c)  General.  Except as set forth in this Section 4 and in the Option
               -------
Agreements, Mr. Kent acknowledges that he has no right, title or interest in or to any shares of the Company's capital stock under the Option Agreements, the Change of Control Documents, or any other agreement (oral or written) with the Company.

     5.   No Other Payments Due.  Mr. Kent and the Company agree that the
          ---------------------
Company shall pay to Mr. Kent his regular salary by reduction of his accrued PTO through the Termination Date in accordance with the Company's normal payroll practices, and that the Company shall pay to Mr. Kent on or before the Termination Date all salary, accrued PTO and other sums as are then due to Mr. Kent. By executing this Agreement, Mr. Kent hereby acknowledges receipt of all such payments as received, or to be received, and acknowledges that, in light of the payment by the Company of all wages due to Mr. Kent, California Labor Code
Section 206.5 is not applicable to the Parties hereto. That section provided in pertinent part as follows:

          No employer shall require the execution of any release of any claim or right on account of wages due, or to become due, or made as an advance on wages to be earned, unless payment of such wages has been made.

     6.   Release of Claims.  In consideration for the obligations of both
          -----------------
parties set forth in this Agreement, Mr. Kent and the Company, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, stockholders, administrators, parent and subsidiary corporations, predecessor and successor corporations and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the date of this Agreement including, without limitation:

          (a) any and all claims relating to or arising from Mr. Kent's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Mr. Kent's right to purchase, or actual purchase of shares of stock of the Company;

          (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied, negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; negligence; and defamation;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, and the Americans with Disabilities Act of 1990;

          (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (f)  any and all claims for attorneys' fees and costs.

     The Company and Mr. Kent agree that the release set forth in this Section 6 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred or specified under this Agreement.

     7.   Acknowledgment of Waiver of Claims under ADEA.  Mr. Kent acknowledges
          ---------------------------------------------
that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Mr. Kent and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Mr. Kent acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Mr. Kent was already entitled. Mr. Kent further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-
                 -----
one (21) days within which to consider this Agreement; (c) he has seven (7) days following his execution of this Agreement to revoke the Agreement (the "Revocation Period"). This Agreement shall not be effective until the Revocation Period has expired. Nothing in this Agreement prevents or precludes Mr. Kent from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law.

     8.   Civil Code Section 1542.  The Parties represent that they are not
          -----------------------
aware of any claim by either of them other than the claims that are released by this Agreement. Mr. Kent and the Company acknowledge that they are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Mr. Kent and the Company, being aware of said Code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

     9.   Employee Covenants.
          ------------------

          (a)  General.  Mr. Kent agrees that for all periods described in this
               -------
Agreement, he shall continue to conduct himself in a professional manner that is supportive of the business of the Company.

          (b)  Confidential Information.  Mr. Kent represents and warrants that
               ------------------------
he has not breached his obligations to the Company under the terms of the Employment, Confidential Information and Invention Assignment Agreement he executed March 19, 1999 (the "Confidentiality Agreement"), a copy of which is attached hereto as Exhibit C. Mr. Kent understands and agrees that his
                   ---------
obligations to the Company under the Confidentiality Agreement survive the termination of his relationship with the Company under this Agreement. Mr. Kent further agrees to execute the Termination Certification attached as Exhibit B to the Confidentiality Agreement.

          (c)  SEC Reporting.  Mr. Kent will cooperate with the Company in
               --------------
providing information with respect to all reports required to be filed by the Company with the Securities and Exchange Commission as they relate to required information with respect to Mr. Kent.

          (d)  Noncompetition.  During the period from the Resignation Date
               ---------------
through the end of the Consulting Period, Mr. Kent agrees that he shall not provide services (as an employee, director, contractor, consultant or otherwise) to a direct competitor of CrossWorlds, as determined in CrossWorlds' discretion. Upon determining that he may wish to provide services to an entity that may be a direct competitor of CrossWorlds, Mr. Kent may notify CrossWorlds in writing of the same, and CrossWorlds will respond within a reasonable time as to whether, in CrossWorlds' discretion, such entity is a direct competitor of CrossWorlds.

     10.  Authority.  The Company represents and warrants that the undersigned
          ---------
has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Mr. Kent represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through his to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     11.  No Representations.  Neither Party has relied upon any representations
          ------------------
or statements made by the other Party hereto which are not specifically set forth in this Agreement.

     12.  Severability.  In the event that any provision hereof becomes or is
          ------------
declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     13.  Arbitration.  The Parties shall attempt to settle all disputes arising
          -----------
in connection with this Agreement through good faith consultation. In the event no agreement can be reached on such dispute within fifteen (15) days after notification in writing by either Party to the other concerning such dispute, the dispute shall be settled by binding arbitration to be conducted in San Mateo County, California before the American Arbitration Association, or by a judge to be mutually agreed upon. The arbitration decision shall be final, conclusive and binding on both Parties and any arbitration award or decision may be entered in any court having jurisdiction. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties further agree that the prevailing Party in any such proceeding shall be awarded reasonable attorneys' fees and costs. This Section 13 shall not apply to the Confidentiality Agreement. The parties hereby waive any rights they may have to trial by jury in regard to arbitrable claims.

     14.  Indemnification.  The Indemnification Agreement entered into by Mr.
          ---------------
Kent and the Company on March 22, 1999, a copy of which is attached hereto as

Exhibit D, shall remain in effect following the Termination Date in accordance
---------
with the terms of such agreement.

     15.  Entire Agreement.  This Agreement, and the exhibits hereto, represent
          ----------------
the entire agreement and understanding between the Company and Mr. Kent concerning Mr. Kent's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Mr. Kent's relationship with the Company and his compensation by the Company.

     16.  No Oral Modification.  This Agreement may only be amended in writing
          --------------------
signed by Mr. Kent and the Company.

     17.  Governing Law.  This Agreement shall be governed by the laws of the
          --------------
State of California, without regard to its conflicts of law provisions.

     18.  Effective Date.  This Agreement is effective upon the expiration of
          --------------
the Revocation Period described in Section 7 and such date is referred to herein as the "Effective Date."

     19.  Counterparts.  This Agreement may be executed in counterparts, and
          ------------
each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     20.  Assignment.  This Agreement may not be assigned by Mr. Kent or the
          ----------
Company without the prior written consent of the other party. Notwithstanding the foregoing, this Agreement may be assigned by the Company to a corporation controlling, controlled by or under common control with the Company without the consent of Mr. Kent.

     21.  Voluntary Execution of Agreement.  This Agreement is executed
          --------------------------------
voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

          (a)  they have read this Agreement;

          (b) they have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

          (c) they understand the terms and consequences of this Agreement and of the releases it contains; and

          (d) they are fully aware of the legal and binding effect of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Separation Agreement and Mutual Release on the respective dates set forth below.

                                    CrossWorlds Software, Inc.

Dated as of March 9, 2001           By: /s/ Alfred J. Amoroso
                                       -----------------------------
                                    Title:  President & CEO

                                    Mark R. Kent, an individual

Dated as of March 9, 2001           /s/ Mark R. Kent
                                    --------------------------------
                                    Mark R. Kent

                                   EXHIBIT A
                                   ---------

                        TERMS OF CONSULTING ARRANGEMENT

     Scope of Services: Consulting and advice related to transition of the investor relations function and to support of corporate development activities.

     Compensation: A $15,000 monthly retainer, payable upon submission of monthly invoices by Mr. Kent, and continued vesting of Mr. Kent's Options at the rate of 1/2 the number of Option shares that would otherwise have vested during the Consulting Period had Mr. Kent remained a full-time employee or consultant to the Company. Such vesting shall occur over the Consulting Period in accordance with the vesting schedule set forth in each Option Agreement issued to Mr. Kent by the Company (the details of which are set forth in Exhibit B of
                                                                  ---------
this Agreement).

     Term: March 16, 2001 - July 15, 2001, subject to extension by mutual written agreement of the Company and Mr. Kent.

                                   EXHIBIT B


CrossWorlds Software, Inc.       STOCK OPTIONS GRANTED         Page: 1
                                 FROM 1/1/96 TO 12/31/00       File: Granted
                                                               Date: 3/7/01
                                                               Time: 11:27:36 AM

                                 STATUS - Active and Inactive

                      Option    Option                                        Total
?        ID           Number    Date       Plan  Shares       Market Value    Market Value    Price      Total Price    Compensation
-------  ------------ --------- ---------  ----- -----------  --------------  --------------  ---------- -------------- ------------
t, Mark  ###-##-####  00001215    8/12/99  1997       83,333     $    6.6000  $   549,997.80  $   6.6000 $   549,997.80    $    0.00
t, Mark  ###-##-####  00001495   10/11/99  99XR       66,667     $    6.6000  $   440,002.20  $   6.6000 $   440,002.20    $    0.00
t, Mark  ###-##-####  00001051    3/22/99  1997       91,813     $    5.2500  $   482,018.25  $   5.2500 $   482,018.25    $    0.00
t, Mark  ###-##-####  00001052    3/22/99  1997      158,186     $    5.2500  $   830,476.50  $   5.2500 $   830,476.50    $    0.00
t, Mark  ###-##-####  00002114    8/23/00  97A         7,373     $   16.0000  $   117,968.00  $  16.0000 $   117,968.00    $    0.00
t, Mark  ###-##-####  00002115    8/23/00  97A        67,627     $   16.0000  $ 1,082,032.00  $  16.0000 $ 1,082,032.00    $    0.00
t, Mark  ###-##-####  00002530   12/13/00  97A        92,133     $    5.4375  $   500,973.19  $   5.4375 $   500,973.19    $    0.00
                                                 -----------                  --------------             -------------- ------------
                                         TOTALS      567,132                  $ 4,003,467.94             $ 4,003,467.94    $    0.00
                                                          Hi     $   16.0000             Hi    $ 16.0000
                                                          Avg    $    7.0591             Avg   $  7.0591
                                                          Lo     $    5.2500             Lo    $  5.2500

                                   Exhibit C

                                                              Employee Agreement

                           CROSSWORLDS SOFTWARE, INC.
    Employment, Confidential Information and Invention Assignment Agreement

     As a condition of my employment with CrossWorlds Software, Inc., its subsidiaries, affiliates, successors or assigns (together the "Company"), and in
                                                               -------
consideration of my employment with the Company and my receipt of the compensation now and hereafter paid to me by Company, I agree to the following:

     1.   Employment.
          ----------

          (a) I understand and acknowledge that my employment with the Company is for an unspecified duration and constitutes "at-will" employment. I acknowledge that this employment relationship may be terminated at any time, with or without good cause or for any or no cause, at the option either of the Company or myself, with or without notice.

          (b) I agree that, during the term of my employment with the Company, I will not engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to the Company.

          (c) I agree to adhere to the Company's Conflict of Interest Guidelines attached as Exhibit A hereto.
                       ---------

     2.   Confidential Information.
          ------------------------

          (a)  Company Information.  I agree at all times during the term of my
               -------------------
employment and thereafter to hold in strictest confidence, and not to use except for the benefit of the Company or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. I understand that "Confidential
                                                             ------------
Information" means any Company proprietary information, technical data, trade
-----------
secrets or know-how, including, but not limited to, research, product plans, products, services, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment. I further understand that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

          (b)  Former Employer Information.  I agree that I will not, during my
               ---------------------------
employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity and that I will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

          (c)  Third Party Information.  I recognize that the Company has
               -----------------------
received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

     3.   Inventions.
          ----------

          (a)  Assignment of Inventions.  I agree that I will promptly make full
               ------------------------
written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the employ of the Company (collectively referred to as "Inventions") and which
                                                        ----------
(i) are developed using the equipment, supplies, facilities or Confidential Information of the Company, (ii) result from or are suggested by work performed by me for the Company, or (iii) relate (or, for employees in Kansas, Minnesota or Washington only, which directly relate) to the business, or to the actual or demonstrably anticipated research or development of the Company will be the sole and exclusive property of the Company, and I will and hereby do assign all my right, title and interest in such Inventions to the Company, except as provided in Section 3(f). I further acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act.

          (b)  Patent and Copyright Registrations.  I agree to assist the
               ----------------------------------
Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me.

          (c)  Maintenance of Records.  I agree to keep and maintain adequate
               ----------------------
and current written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

          (d)  Inventions Assigned to the United States.  I agree to assign to
               ----------------------------------------
the United States government all my right, title, and interest in and to any and all Inventions whenever such full title is required to be in the United States by a contract between the Company and the United States or any of its agencies.

          (e)  Inventions Retained and Licensed.  I provide below a list of all
               --------------------------------
inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to my employment with the Company (collectively referred to as "Prior Inventions"), which belong to me, which
                              ----------------
relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of my employment with the Company, I incorporate into a Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or machine.

     Prior Inventions:
                                                       Identifying Number
     Title                    Date                     or Brief Description

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

          (f)  Exception to Assignments.  I understand that the provisions of
               ------------------------
this Agreement requiring assignment of Inventions to the Company do not apply to any invention that (i) I develop entirely on my own time; and (ii) I develop without using Company equipment, supplies, facilities, or trade secret information; and (iii) do not result from any work performed by me for the Company; and (iv) do not relate (or, for employees in Kansas, Minnesota or Washington only, do not directly relate) at the time of conception or reduction
                        --------
to practice to the Company's business, or to its actual or demonstrably anticipated research or development. Any such invention will be owned entirely by me, even if developed by me during the time period in which I am employed by the Company.* I will advise the Company promptly in writing of any inventions that I believe meet the criteria for exclusion set forth herein and are not otherwise disclosed pursuant to Section 3(e) above.

          (g)  Return of Company Documents.  I agree that, at the time of
               ---------------------------
leaving the employ of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to my employment with the Company or otherwise belonging to the Company, its successors or assigns. In the event of the termination of my employment, I agree to sign and deliver the "Termination Certificate" attached hereto as
                         -----------------------
Exhibit B.
---------

* For employees in California only, the Company acknowledges the applicability of Section 2870 of the California Labor Code, which provides: "Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer and (ii) result from any work performed by the employee for the employer. To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

     4.   Notification of New Employer. In the event that I leave the employ of
          ----------------------------
the Company, I hereby grant consent to notification by the Company to my new employer or consulting client about my rights and obligations under this Agreement.

     5.   No Solicitation of Employees. In consideration for my employment by
          ----------------------------
the Company and other valuable consideration, receipt of which is hereby acknowledged, I agree that during the period of my association with the Company as an employee, officer and/or director and a period of twelve (12) months thereafter, I shall not solicit the employment of any person who shall then be employed by the Company (as an employee or consultant) or who shall have been employed by the Company (as an employee or consultant) within the prior twelve
(12) month period, on behalf of myself or any other person, firm, corporation, association or other entity, directly or indirectly.

     6.   Representations. I represent that my performance of all the terms of
          ---------------
this Agreement will not breach any agreement to keep in confidence propriety information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict herewith. I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement.

     7.   Arbitration and Equitable Relief.
          --------------------------------

          (a)  Arbitration.  Except as provided in Section 7(b) below, I agree
               -----------
that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in San Mateo County, California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction. The Company and I shall each pay one-half of the costs and expenses of such arbitration, and each of us shall separately pay our counsel fees and expenses.

          (b)  Equitable Remedies.  I agree that it would be impossible or
               ------------------
inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in Sections 2, 3 and 5 herein. Accordingly, I agree that if I breach any such Section, the Company will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement. I further agree that no bond or other security shall be required in obtaining such equitable relief and I hereby consent to the issuance of such injunction and to the ordering of specific performance.

     8.   General Provisions.
          ------------------

          (a)  Governing Law; Consent to Personal Jurisdiction.  This Agreement
               -----------------------------------------------
will be governed by the laws of the State of California as they apply to contracts entered into and wholly to be performed within such State. I hereby expressly consent to the nonexclusive personal jurisdiction and venue of the state and federal courts located in the federal Northern District of California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

          (b)  Entire Agreement.  This Agreement sets forth the entire agreement
               ----------------
and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

          (b)  Severability.  If one or more of the provisions in this Agreement
               ------------
are deemed void by law, then the remaining provisions will continue in full force and effect.

          (c)  Successors and Assigns.  This Agreement will be binding upon my
               ----------------------
heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

Date:  3/19, 1999                  /s/ Mark R. Kent
                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
Witness

Name (Print)

                                   EXHIBIT A
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.

                        Conflict of Interest Guidelines

     It is the policy of CrossWorlds Software, Inc. and its subsidiaries and affiliates (together, the "Company") to conduct its affairs in strict compliance
                           -------
with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and with the interests of the Company. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

     1. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to the Company is intended. (The Employment, Confidential Information and Invention Assignment Agreement elaborates on this principle and is a binding agreement.)

     2. Accepting or offering substantial gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to the Company.

     3. Participating in civic or professional organizations that might involve divulging confidential information of the Company.

     4. Initiating or approving any form of personal or social harassment of employees.

     5. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of the Company.

     6.   Borrowing from or lending to employees, customers or suppliers.

     7.   Acquiring real estate of interest to the Company.

     8. Improperly using or disclosing to the Company any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.

     9. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.

     10. Making any unlawful agreement with distributors with respect to prices.

     11. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.

     12. Engaging in any conduct which is not in the best interest of the Company.

     Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review. Violations of this conflict of interest policy may result in discharge without warning.

                                   EXHIBIT B
                                   ---------

                           CROSSWORLDS SOFTWARE, INC.

                            Termination Certificate

     This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to CrossWorlds Software, Inc., its subsidiaries, affiliates, successors or assigns (together, the "Company").
                                      -------

     I further certify that I have complied with all the terms of the Company's Employment, Confidential Information and Invention Assignment Agreement signed by me (the "Employee Agreement"), including the reporting of any inventions and
            ------------------
original works of authorship (as defined therein) conceived or made by me (solely or jointly with others) covered by the Employee Agreement.

     I further agree that, in compliance with the Employment Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company or any of its employees, clients, consultants or licensees.

     I further agree that for twelve (12) months from this date, I shall not solicit the employment of any person who shall then be employed by the Company (as an employee or consultant) or who shall have been employed by the Company (as an employee or consultant) within the prior twelve (12) month period, on behalf of myself or any other person, firm, corporation, association or other entity, directly or indirectly, all as provided more fully with the Employee Agreement.

Date:  ___________________, 199__

                                             ___________________________________
                                             Signature


                                             ___________________________________
                                             Name (Print)

                                   Exhibit D

                          CROSSWORLDS SOFTWARE, INC.

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement  (this "Agreement") is entered into as of
                                            ---------
the 22nd day of March, 1999 by and between CrossWorlds Software, Inc., a Delaware corporation (the "Company"), and Mark Kent ("Indemnitee").
                           -------                    ----------

                                    RECITALS
                                    --------

     A. The Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

     B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

     C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection.

     D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law.

     E. In view of the considerations set forth above, the Company desires that Indemnitee be indemnified by the Company as set forth herein.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1.  Indemnification.
         ---------------

         (a)  Indemnification of Expenses. The Company shall indemnify
              ---------------------------
Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnity in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or
                                                       -----
arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event")
                                                           -------------------
against any and all expenses (including attorneys fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest,
                                           --------
assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five days after written demand by Indemnitee therefor is presented to the Company.

         (b)  Reviewing Party. Notwithstanding the foregoing, (i) the
              ---------------
obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to
Section 2(a) (an "Expense Advance") shall be subject to the condition that, if;
                  ---------------
when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof; including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

         (c)  Change in Control. The Company agrees that if there is a Change in
              -----------------
Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then, with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including "attorneys" fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         (d)  Mandatory Payment of Expenses. Notwithstanding any other provision
              -----------------------------
of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (l)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     2.  Expenses; Indemnification Procedure.
         -----------------------------------

         (a)  Advancement of Expenses. The Company shall advance all Expenses
              -----------------------
incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five days after written demand by Indemnitee therefor to the Company.

         (b)  Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition
              --------------------------------
precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         (c)  No Presumptions; Burden of Proof. For purposes of this Agreement,
              --------------------------------
the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its
                                                         ---- ----------
equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         (d)  Notice to Insurers. If, at the time of the receipt by the Company
              ------------------
of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

         (e)  Selection of Counsel. In the event the Company shall be obligated
              --------------------
hereunder to pay the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     3.  Additional Indemnification Rights; Nonexclusivity.
         -------------------------------------------------

         (a)  Scope. The Company hereby agrees to indemnify Indemnitee to the
              -----
fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties rights and obligations hereunder except as set forth in Section 8(a) hereof.

         (b)  Nonexclusivity. The indemnification provided by this Agreement
              --------------
shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of Shareholders or disinterested directors, the General Corporation Law of the State of California, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

     4.  No Duplication of Payments. The Company shall not be liable under this
         --------------------------
Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5.  Partial Indemnification. If Indemnitee is entitled under any provision
         -----------------------
of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     6.  Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that
         ---------------------
in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7.  Liability Insurance. To the extent the Company maintains liability
         -------------------
insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     8.  Exceptions. Any other provision herein to the contrary notwithstanding,
         ----------
the Company shall not be obligated pursuant to the terms of this Agreement:

         (a)  Excluded Action or Omissions. To indemnify Indemnitee for acts,
              ----------------------------
omissions or transactions from which Indemnitee may not be relieved of liability under applicable law;

         (b)  Claims Initiated by Indemnitee. To indemnify or advance expenses
              ------------------------------
to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be;

         (c)  Lack of Good Faith. To indemnify Indemnitee for any expenses
              ------------------
incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous; or

         (d)  Claims Under Section 16(b). To indemnify Indemnitee for expenses
              --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     9.  Period of Limitations. No legal action shall be brought and no cause of
         ---------------------
action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter
                                    --------- -------
period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     10. Construction of Certain Phrases.
         -------------------------------

         (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

         (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries;

and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the Shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, (A) who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person, or (B) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's Shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (iii) the Shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the Shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

          (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          (e) For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

          (f) For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     11.  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original.

     12.  Binding Effect; Successors and Assigns. This Agreement shall be
          --------------------------------------
binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company's request.

     13.  Attorneys Fees. In the event that any action is instituted by
          --------------
Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof; Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action was made in bad faith or was frivolous.

     14.  Notice. All notices and other communications required or permitted
          ------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed if to the Indemnitee, at the Indemnitee's address as set forth beneath his signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Secretary) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

     15.  Consent to Jurisdiction. The Company and Indemnitee each hereby
          -----------------------
irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Superior Court of the State of California in and for San Mateo County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16.  Severability. The provisions of this Agreement shall be severable in
          ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17.  Choice of Law.  This Agreement and all acts and transactions pursuant
          -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

     18.  Subrogation. In the event of payment under this Agreement, the Company
          -----------
shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19.  Amendment and Termination. No amendment, modification, termination or
          -------------------------
cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     20.  Integration and Entire Agreement. This Agreement sets forth the entire
          --------------------------------
understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21.  No Construction as Employment Agreement. Nothing contained in this
          ---------------------------------------
Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                              CROSSWORLDS SOFTWARE, INC.,
                              a Delaware corporation


                              By: /s/ K. A. Garnett
                                  -----------------

                              Title: _____________________________

                              Address:
                              577 Airport Boulevard, Suite 800
                              Burlingame, CA 94010-2024


AGREED TO AND ACCEPTED BY:

INDEMNITEE

/s/ Mark R. Kent
--------------------------------

Address:
203 Lexington Dr.
--------------------------------
Megerlo Park, CA 94025
--------------------------------